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                                                                    Exhibit 23.1
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                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated April 22, 1999, included and incorporated by reference in Material Sciences Corporation Form 10-K for the year ended February 28, 1999, and to all references to our Firm included in this registration statement.


/s/ Arthur Andersen LLP

Chicago, Illinois
October 4, 1999